SONO•TEK

Nasdaq: SOTK

Investor Summit | *May 2022*


SONO•TEK
Flexicoat







Safe Harbor Statement

This presentation contains forward-looking statements within the meaning of safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties, and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by such statements, including delivery of profitable, dynamic growth, growth opportunities for ultrasonic spray technology, retaining and expanding industry leadership and customer base, continuing product diversity, maintaining technological advantage of the Company's nozzles over those of competitors, including faster return on investment compared to conventional spray systems, enhancing global distribution network, establishing market niches for recently developed products and services, including fuel cell roll-to-roll development and controlled coating, market reception of new spray innovations, ability to increase sales of larger machines with longer delivery times, maintaining strong net cash position, achieving revenue projections, possible negative effects of the Coronavirus on the Company's operations, and other factors. Accordingly, although the Company believes that the expectations reflected in such forward-looking statements are reasonable, there can be no assurance that such expectations will prove to be correct. The Company has no obligation to update the forward-looking information contained in this presentation.

Overview

Sono-Tek Corporation is the world leader in the design and manufacture of ultrasonic coating systems for depositing precise, thin film coatings.

The main industries and applications include:

- *Microelectronics/Electronics*
- *Alternative Energy*
- *Medical*
- *Industrial*
- *Research & Development*

Market Data - *4/25/2022*	
Nasdaq	SOTK
Price	$5.68
52 Week Range	$2.67 - $9.49
Market Cap	$88 M
Average Daily Trading (3 months)	~31.2k
Common Shares Outstanding	15.7M
Insider Ownership	7%
Cash & Cash Equivalents 11/30/2021	$10.2M

Nasdaq Uplisting

Uplisted to Nasdaq on 8.27.21


Ultrasonic Coating Solutions
Nasdaq
SONO•TEK
Ultrasonic Coating Solutions

Photography Courtesy of Nasdaq Inc.

Nasdaq

SOTK Joins Nasdaq

Welcome Shareholders

Strong Board & Committed, Experienced Management Team

Executive & Senior Management



Dr. Chris Coccio
Chairman & CEO



Steve Harshbarger
President & COO



Stephen Bagley
Chief Financial Officer



Robb Engle
Executive VP, Engineering



Bennett Bruntil
VP, Sales & Marketing



Chris Cichetti
VP, Applications Engineering



Mission Statement

OUR MISSION IS TO PROVIDE

- **Precision thin film coating equipment SOLUTIONS**
- **Outstanding application expertise**
- **Worldwide application and service support**
- **Continued advances to our TECHNOLOGY and platforms**
- **Growth and shareholder value**

Continue to Create New Applications for Our Unique Technology

Ultrasonic Coating Technology

Ultrasonic nozzle systems use high frequency ultrasonic vibrations to atomize liquids into uniform micron-sized drops for a wide variety of surfaces.



Patented Software

- *Firmware*
- *Electronics*
- *Precision hardware*


ATOMIZING SURFACE
LIQUID FEED CHANNEL
ELECTRICAL CONNECTOR TO THE ULTRASONIC GENERATOR

Ultrasonic Coating Advantages

Advantages Becoming Broadly Recognized

More cost-effective and simpler than alternative coating methods:

- Dramatic reductions in overspray with reduced emissions
- Large cost savings
- Improved process repeatability
- High precision coatings

GLASS APPLICATION


Pressure Spray System


Ultrasonic Spray System

A Changing Climate, in Business & the Environment

Sono-Tek's coating equipment helps drive solutions to today's biggest challenges.



U.S. NEWS

Nearly 80 Wildfires Burning in 13 States

By Jennifer Calfas

More than 20,000 firefighters and other personnel battled dozens of wildfires across the western U.S. on Wednesday as dry, windy weather and potential thunderstorms threatened to hinder containment efforts, and smoke f...

windy weather has also made the fires more difficult to control, and thunderstorms with lightning and little rai... threaten to spark new fires...

...cross the West, as of 6 p.m. Wednesday

Mercedes Speeds Up Electric Push

By Dave Sebastian

Mercedes-Benz AG said it is gearing up to go all-electric by the end of the decade, the latest move by an auto maker to accelerate its transition to ... cars.

will still be available for purchase as long as there is demand, but Mercedes-Benz isn't planning to develop new models of fuel-powered vehicles beyond 2030, Daimler said.

The company said eight Mercedes-Benz electric-vehicle models will be made at seven locations on three continents as soon as next year.

an undisclosed amount to help integrate manufacturing and development. Mercedes-Benz will be able to develop electric motors and gain access to axial flux motor technology through the deal, it said.

While it pursues electric vehicles, Mercedes-Benz said it would cut its investments in combustion engines and plug-...

through 2025, ... higher than a target ... November.

The European ... month proposed ... nomic overhaul ... sharply cut th... on fossil fuel... of-its kind ... from high-... The pack...

Apple's iPhone, Tesla Are Victims Of Lack of Chips

The chip shortage is about to hit the iPhone.

Apple Inc. and Tesla Inc. are set to begin feeling the impact of a significant disruption to the global supply of microprocessors, a sign that even some of the largest, best-supplied companies can no longer sidestep the semiconductor crisis.

By Tim Higgins, Yoko Kubota and Yang Jie

IPhone revenue rose 50% in the past quarter while most smartphone competitors have str... to get parts. ...

Intel Sees Long Chip Shortage

Continued from Page One

company also is in talk...

New Carlyle Venture To Fund Green Energy

By Matt Wirz

Private-equity giant Carlyle Group Inc. is launching a company to develop renewable-... and storage ...

U.S. Energy Storage Association trade group. "It's a good time to be a capital provider."

Carlyle sees opportunity in building clean-power projects for technology companies and others that are setting targets ... carbon-gas emissions ...

J&J Gets Lift From Medical Devices

By Laura Cooper And Matt Gr...

Addressing Major Global Themes and Disruptive Generational Changes

Semiconductors


50 microns
x500

Medical Devices



Clean Energy



Strong Revenue, Gross Margin & Income

Nasdaq: SOTK

FYE - Feb 28

Net Income $1.1M

In FY2021



Gross Margin
49
48
47
46
45
44
43
47%
45%
48%
45%
48%
47%
FY2016
FY2017
FY2018
FY2019
FY2020
FY2021



Revenues (in Millions)
18
16
14
12
10
8
6
4
2
0
$9.64
$11.01
$11.61
$15.30
$14.83
$17.10
FY2017
FY2018
FY2019
FY2020
FY2021
FY2022*

*FY2022 Preliminary

Excellent Results During a Challenging Year with COVID

Excellent Balance Sheet with *ZERO* debt

FYE - Feb 28


Cash & Cash Equivalents
$ in Millions
10
9
8
7
6
5
4
3
2
1
0
$4.90
$6.42
$5.51
$7.88
$8.65
FY2017 FY2018 FY2019 FY2020 FY2021


Stockholders' Equity
$ in Millions
12
11
10
9
8
7
6
5
4
3
2
1
0
$7.92
$8.39
$8.59
$9.78
$10.95
FY2017 FY2018 FY2019 FY2020 FY2021


Total Debt
$ in Millions
1.4
1.2
1
0.8
0.6
0.4
0.2
0
$1.18
$1.03
$0.87
$0.71
$0.00
FY2017 FY2018 FY2019 FY2020 FY2021







Cash & Equity at All Time Highs

Steve Harshbarger | *President & COO*


Picture by Fotosearch.com
SEMICONDUCTOR WAFER


FUEL CELL PEM


MEDICAL CARDIAC STENT

Investor Summit *Micro Cap Conference*

SONO·TEK Corporation

Nasdaq: SOTK

Successful Strategies are Driving Growth

Ongoing Strategic Shift Focused On:

- Providing full system solutions
- Enhancing applications engineering and process expertise
- Increasing capabilities to deliver custom engineered products
- Expanding product line with higher value machines
- Expanding customer base into advanced technology markets for new applications


SONO-TEK

RESULTS

- ✓ *Amazing technical capabilities to solve customer coating challenges*
- ✓ *State-of-the-art engineered products that surpass our competitors*
- ✓ *Established network of industry experts for large system integration projects*
- ✓ *Rapid acceleration of new customers for new applications in high tech markets*
- ✓ *Average Selling Prices (ASPs) growing each year*

Diversified Products, Markets & Geography


Product *
4%
7%
14%
17%
58%
MULTI-AXIS COATING SYSTEMS
OTHER
OEM
INTEGRATED COATING SYSTEMS
FLUXING SYSTEMS


Market *
5%
6%
22%
25%
42%
ELECTRONICS
MEDICAL
ALTERNATIVE ENERGY
INDUSTRIAL
EMERGING R&D & OTHER


Geography *
31%
6%
31%
32%
US & CANADA
EUROPE, MIDDLE EAST, AFRICA (EMEA)
ASIA PACIFIC (APAC)
LATIN AMERICA







*Preliminary FY2022 Sales $17.1 Million**

**Percentages Based on Preliminary Unaudited FY2022 Sales of $17.1 Million*

Outlook for Diversified Markets







MARKET	APPLICATIONS	OUTLOOK FOR GROWTH
Electronics & Microelectronics	• Semiconductors: photoresist layers • Printed circuit boards • Sensors • Display glass on electronic devices, lenses	***Worldwide demand for advanced semiconductor chips with smaller size and complexity, being driven by sensor technology in cars, appliances, phones, touch screens, etc.***
Medical	• Implanted medical devices • Blood collection tubes • Diagnostic devices, microfluidics • Advanced drug delivery products	***Rapid deployment of next gen diagnostic coatings for quick analysis and identification of blood and genomics. COVID-19 accelerating growth.***
Alternative Energy	• Fuel cell catalyst coatings • Hydrogen generation, CO_2 reduction electrolyzer coatings • Solar cells	***Growing demand for clean energy fuel cell technology, CO_2 reduction and other emerging environmentally conscious technologies.***
Industrial	• Glass for windows in buildings and cars • Aerospace/aircraft: specialty component • Other industrial: textile nano-materials, food antimicrobials and flavorings, automotive components	***Advances in functional nano-coating materials creating demand for new applications and markets.***
Emerging R&D	• Future applications in early R&D phase	***Incubator for development of next gen applications in developing markets with growth potential.***

Coating Equipment Market Share

GENERAL COATING EQUIPMENT MARKET

~$8B/yr - Hundreds of Competitors

■ = Ultrasonic Coating

Other Coating Technologies include:

- CVD
- ALD
- Jetting
- Roller
- Slot Die
- Screen Print
- Air Atomizer
- Electrostatic


SOTK is focused on expanding the ultrasonic share of the general coating equipment market

ULTRASONIC COATING EQUIPMENT

~$36M/yr - ~22 Competitors


SOTK
~50%
KOREA
~5%
OTHER US-BASED
~17%
REST OF WORLD
~6%
CHINA
~22%

Capturing a Growing Segment of the Coating Equipment Market

Expanding Established Addressable Markets



Evolving Products to Enhance Capabilities

- Advanced robotic coating platforms
- Sophisticated product handling systems
- Pre and post coating process stations
- Fully automated, custom engineered solutions with accelerating ASPs



Capturing New Emerging Markets

Introduction of Coating Solutions for Technology Advancements that Address Major Global Challenges

- Electrolyzers for fuel cells, CO_2 reduction, hydrogen generation
- EMI shielding
- Clear laser welding
- Electrostatics



Adding New Growth Initiatives at an Accelerating Rate

FY 2022 Emerging Markets additions

Fuel Cell Roll-to-Roll Development Program

- Strategic partnership with roll-to-roll experts in high volume fuel cell applications
- Combined expertise will allow for accelerated product development
- Expansion of product offering to meet emerging market demand for high volume Proton Exchange Membrane (PEM) manufacturing
- Roll-to-roll systems will be introduced into other markets with less demanding technical requirements (i.e. textiles, paper, food packaging)
  - ✓ *First roll to roll order received for non-fuel cell application*



Emerging Markets Development Program

- Addition of applications engineering personnel and lab equipment to serve development program outside of day to day customer needs.

Sono-Tek Coating Services

Contract Coating & Process Application Optimization Service to Generate Revenue



- Significantly increases our "Value Add" to the customer
- Differentiates SOTK from competitors
- Increases customer confidence to purchase a system
- A new growing revenue stream with high margins

Relationship changes from ***Vendor - Customer*** to ***Partners***

We become much more than an equipment provider

Nearly All Contract Coating to Date has Resulted in One or More System Sales

Strong Increase in Results First 9 Months FY2022

First 9 Months FY2022 & FY2021 Year-Over-Year Comparison

Revenue *(in Millions)*


14
12
10
8
6
4
2
0
+13%
$10.7
$12.1
FY2021
FY2022

Gross Profit *(in Millions)*


9
8
7
6
5
4
3
2
1
0
+19%
$5.1
$6.0
FY2021
FY2022

Net Income *(in Millions)*


1,200
1,000
800
600
400
200
0
+47%
$666
$986*
FY2021
FY2022

**FY2022 excludes PPP loan forgiveness*

Strong Outlook for FY2023

- FY2022 preliminary revenue results of $17.1M - **up 16% year-over-year**
- **Greater than 15% year-over-year revenue growth** projected for Q1 FY2023
- FY2023 projected to be **highest annual sales in company history**

FYE - Feb 28


Revenue (in millions)
20
15
10
5
0
$9.64
$11.01
$11.61
$15.30
$14.83
$17.10
FY2017
FY2018
FY2019
FY2020
FY2021
FY2022*

FY2022 Preliminary

Global Market Trends Where Sono-Tek is Gaining Market Share

Unprecedented Semiconductor Demand



Key supplier of proprietary next generation product development for the semiconductor industry

Advanced Medical Devices & Diagnostics


Heart Rate
107
57

Established leader in rapid diagnostic technology

Climate Action, Demand for CO2 Reduction



SOTK technology is being adopted for fuel cell and CO2 reducing systems

Thank You

Contact Info:
info@sono-tek.com

Dr. Christopher Coccio *CLCoccio@Sono-Tek.com*
Steve Harshbarger *Harsh@Sono-Tek.com*




SONO•TEK


SONO•TEK
Flexicoat